AMENDMENT TO MANAGEMENT AGREEMENT

     Reference is made to the Management Agreement, made as of the 26th day of January, 1988 (the "Management Agreement"), the amendments thereto executed on or about January 26, 1990 (the "First Amendment"), December 29, 1990 (the "Second Amendment"), January 26, 1992 (the "Third Amendment"), January 26, 1993 (the "Fourth Amendment"), January 26, 1994 (the "Fifth Amendment"), January 26. 1995 (the "Sixth Amendment"), January 26, 1996 (the "Seventh Amendment") and January 26, 1997 (the "Eighth Amendment"). (All such amendments being collectively referred to herein as the Amendments) by and between Integrated Food Systems, Inc., a New Jersey corporation with offices at 42-40 Bell Boulevard, Suite 200, Bayside, New York 11361 ("IFS"), and Fast Food Operators, Inc., a New York corporation with offices at 42-40 Bell Boulevard, Suite 200, Bayside, New York 11361 ("FFO").

     Terms used in the Management Agreement and the Amendments, is hereby further amended as follows:

     The Management Agreement, as amended by the Amendments, is hereby further amended as follows:

     1. Section 1 of the Seventh Amendment is hereby deleted and replaced in its entirety by the following:

     "For services to be rendered hereunder, beginning as of January 26, 1998 FFO shall pay to IFS a fee (the "Management Fee") equalling the greater of (i) Twelve Thousand ($12,000) Dollars per annum per Restaurant, or (ii) Ninety Six Thousand ($96,000) Dollars per annum; provided, however, that if the Management Fee payable to IFS hereunder is determined by reference to subsection (i) above, if a Restaurant is not operated for an entire 12 month period, the Management Fee payable to IFS in relation to such Restaurant shall be pro rated for the period of time such Restaurant is operated. In addition to the Management Fee, IFS shall be entitled to reimbursement of expenses incurred with respect to rendering all of the services contemplated hereunder to the extent permitted by section IV."

2. Section 2 of the Eighth Amendment is hereby deleted and replaced in its entirety by the following:

     "The agreement shall have an initial term expiring on January
     25, 1999."

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 26th day of January, 1998.

                         INTEGRATED FOOD SYSTEMS, INC.

                         By:____________________________
                              Lewis E. Topper, President

                         FAST FOOD OPERATORS, INC.

                         By:____________________________
                              Lewis E. Topper, President